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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference herein of our report January 27, 2000, with respect to the consolidated financial statements of Cooper Industries, Inc., incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



/s/ ERNST & YOUNG LLP

Houston, Texas
May 22, 2000